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                                                                   Exhibit 10.70

                             AMENDMENT NUMBER SEVEN
                                     to the
                         AMENDED AND RESTATED INDENTURE
                                     between
                         OPTION ONE OWNER TRUST 2001-1A
                                       and
                             WELLS FARGO BANK, N.A.

          This AMENDMENT NUMBER SEVEN (this "Amendment") is made and is effective as of this 28th day of April, 2006, between Option One Owner Trust 2001-1A (the "Issuer") and Wells Fargo Bank, N.A. (formerly known as Wells Fargo Bank Minnesota, National Association), as Indenture Trustee (the "Indenture Trustee"), to the Amended and Restated Indenture dated as of November 25, 2003 (as amended, the "Indenture"), between the Issuer and the Indenture Trustee.

                                    RECITALS

          WHEREAS, the parties hereto desire to amend the Indenture to extend the facility for an additional year and to revise certain events of default subject to the terms and conditions of this Amendment Number Seven.

          WHEREAS, the Indenture Trustee (as directed by the Noteholder), the Noteholder, the Owner Trustee and the Indenture Trustee hereby waive the various notice requirements in connection with this Amendment Number Seven set forth in the Indenture and the Trust Agreement; and

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

          SECTION 1. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Indenture.

          SECTION 2. Amendments. The Indenture is hereby amended as follows:

     (a) Section 1.01 of the Indenture is hereby amended by deleting in its entirety the definition of "Maturity Date" and replacing it with the following:

          "Maturity Date: means, with respect to the Notes, April 29, 2007."

     (b) Section 5.01 of the Indenture is hereby amended by deleting in its entirety clause (f) and replacing it with the following new clause (f) the definition of "Maturity Date" and replacing it with the following:

          (f) default by the Loan Originator in the payment of an amount in excess of $1,000,000, if such payment default is not cured within two
          (2) business days of Loan Originator's knowledge of such default, that is then due and owing under any repurchase agreement, loan and security agreement or other similar credit facility agreement or derivative contract entered into by the Loan Originator and any third party for borrowed funds or with a notional amount in excess of $30,000,000 (each such agreement, a "Material Agreement"), including any

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          payment default which entitles any party to require acceleration or repayment of any indebtedness thereunder;

     (c) Section 5.01 of the Indenture is hereby amended by adding "; or" to the end of clause (j) in lieu of the "." and adding the following new clause (k) immediately thereafter:

          (k) a material default by the Loan Originator in the observance or performance of any covenant or agreement (other than a default specified in clause (f) above) under a Material Agreement (as defined above in clause (f)), if such default is not cured (i) within sixty
          (60) business days of Loan Originator's knowledge of such default, if such default involves a failure to deliver financial statements or
          (ii) within thirty (30) business days of Loan Originator's knowledge of such default, if such default involves an event other than a failure to deliver financial statements. For the avoidance of doubt, any default which causes any party to actually accelerate or demand repayment of any indebtedness or otherwise exercise remedies under a Material Agreement shall be an Event of Default hereunder for which no cure period shall apply; provided that such acceleration, demand or exercise of rights is continuing;

          SECTION 3. Direction and Instruction.

          (a) The Issuer, by signing this Amendment Number Seven, hereby directs and instructs the Indenture Trustee to enter into this Amendment Number Seven pursuant to Section 9.02 of the Indenture. The Issuer, the Owner Trustee and the Indenture Trustee hereby acknowledge and agree that the direction and instruction set forth in the previous sentence shall constitute the Issuer Order required by Section 9.02 of the Indenture. The Indenture Trustee hereby waives receipt of an Opinion of Counsel required pursuant to Section 9.03 of the Indenture.

          (b) Option One Loan Warehouse Corporation, as holder of 100% Percentage Interests in the Trust Certificate issued pursuant to the Trust Agreement, hereby directs and instructs Wilmington Trust Company under the Trust Agreement to execute this Amendment Number Seven in its capacity as Owner Trustee and on behalf of the Trust, and agrees that Wilmington Trust Company is covered by the fee and indemnification provisions of the Trust Agreement in connection with this request.

          SECTION 4. Consent and Waiver. The Noteholder, as the sole Noteholder of 100% of the Notes issued under the Indenture, hereby consents to this Amendment Number Seven, without regard to any adverse effect the substance of this Amendment Number Eight may have on the Notes, and the Noteholder waives the requirement under Section 9.02 of the Indenture that the Indenture Trustee receive an Opinion of Counsel for the benefit of the Noteholder to the effect that this Amendment Number Seven will not have a material adverse effect on the Notes. The Indenture Trustee and the Noteholder hereby waive the requirement under Section 9.02 of the Indenture that the Indenture Trustee provide the Noteholder with a notice prepared by the Issuer setting forth the substance of this Amendment Number Seven. The Owner Trustee, the Owner and the Noteholder hereby waive the requirement under Section 4.1(a)(iii) of the Trust Agreement that the Owner Trustee shall have provided thirty days' prior written notification to the Owner and the Noteholder of the substance of this Amendment Number Seven.

          SECTION 5. Acknowledgement. The parties hereto acknowledge and agree that this Amendment Seven shall constitute a Supplemental Indenture within the meaning of Article IX of the Indenture.


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          SECTION 6. Representations. In order to induce the parties hereto to execute and deliver this Amendment, the Issuer hereby represents to the Indenture Trustee and the Noteholders that as of the date hereof, after giving effect to this Amendment, (a) all of its respective representations and warranties in the Indenture and the other Basic Documents are true and correct, and (b) it is otherwise in full compliance with all of the terms and conditions of the Indenture.

          SECTION 7. Ratification; Limited Effect. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment Number Seven shall form a part of the Indenture for all purposes, and every Holder heretofore or hereafter authenticated and delivered shall be bound hereby. The Trustee makes no representation or warranty as to the validity or sufficiency of this Amendment Number Seven. Reference to this Amendment Number Seven need not be made in the Indenture or any other instrument or document executed in connection therewith or herewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Indenture, any reference in any of such items to the Indenture being sufficient to refer to the Indenture as amended hereby.

          SECTION 8. Fees and Expenses. The Issuer covenants to pay as and when billed by the Noteholder all of the reasonable out-of-pocket costs and expenses incurred in connection with the transactions contemplated hereby and in the other Basic Documents including, without limitation, (i) all reasonable fees, disbursements and expenses of counsel to the Initial Noteholder and (ii) all reasonable fees and expenses of the Indenture Trustee and its counsel.

          SECTION 9. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

          SECTION 10. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

          SECTION 11. Limitation on Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of Option One Owner Trust 2001-1A in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

                            [signature page follows]


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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by then duly authorized officers as of the day and year first above written

                                        OPTION ONE OWNER TRUST 2001-1A

                                        By: Wilmington Trust Company, not in its
                                        individual capacity but solely as Owner
                                        Trustee


                                        By: /s/ Mary Kay Pupillo
                                            ------------------------------------
                                        Name: Mary Kay Pupillo
                                        Title: Assistant Vice President


                                        WELLS FARGO BANK, N A, as Indenture
                                        Trustee


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

The undersigned certifies that it is the holder of 100% of the Notes issued by the Issuer under the Indenture, and hereby consents to this Amendment Number Seven

GREENWICH CAPITAL FINANCIAL PRODUCTS,
INC., as Noteholder


By: /s/ Illegible
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

The undersigned certifies that it is the holder of 100% of Percentage Interests in the Trust Certificate issued pursuant to the Trust Agreement, and hereby consents to Sections 3 and 4 of this Amendment Number Seven

OPTION ONE LOAN WAREHOUSE
CORPORATION, as Loan Originator


By: /s/ Philip Laren
    ---------------------------------
Name: Philip Laren
Title: Vice President

The undersigned hereby consents to Sections 3 and 4 of this Amendment Number
Seven

WILMINGTON TRUST COMPANY, not in its
individual capacity but solely as
Owner Trustee


By: /s/ Mary Kay Pupillo
    ---------------------------------
Name: Mary Kay Pupillo
Title: Assistant Vice President


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